UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)        February 15, 2005
                                                 -------------------------------


                          INGLES MARKETS, INCORPORATED
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             (Exact name of registrant as specified in its charter)


    North Carolina                       0-14706                  56-0846267
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 (State or other jurisdiction         (Commission               (IRS Employer
        of incorporation)             File Number)           Identification No.)


P.O. Box 6676, Asheville, NC                                          28816
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code        (828) 669-2941
                                                   -----------------------------

                                      N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition.

On February 15, 2005, Ingles Markets, Incorporated ("IMKTE") issued a press release announcing financial information for its fourth fiscal quarter and year ended September 25, 2004. The press release is attached as Exhibit 99.1 to this Form 8-K.


Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

    Exhibit Number             Description of Exhibit
    --------------             ----------------------
    99.1                       Press release issued February 15, 2005

                                   SIGNATURES
                                   ----------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  INGLES MARKETS, INCORPORATED
                              -------------------------------------
                                           (Registrant)

Date: February 15, 2005
                          By: /s/ Brenda S. Tudor
                              --------------------------------------------------
                              Brenda S. Tudor
                              Vice President-Finance and Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit                    Description
-------                    -----------
99.1                       Press Release dated February 15, 2005